UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Extreme Networks, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts!EXTREME NETWORKS, INC.2023 Annual Meeting of Stockholders Vote by November 7, 202311:59 PM ETEXTREME NETWORKS, INC.2121 RDU CENTER DRIVE, SUITE 300 MORRISVILLE, NC 27560 V22875-P98468 You invested in EXTREME NETWORKS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held via the Internet on November 8, 2023 at 11:00 AM EST at www.virtualshareholdermeeting.com/EXTR2023.Get informed before you vote. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the Notice, Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to October 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call
1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting*November 8, 2023 11:00 AM EST Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/EXTR2023 *Please check the meeting materials for any special requirements for meeting attendance.V1.2 Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Recommends Voting Items 1. Elect seven directors to the Board of Directors for a one-year term: Nominees: 01) Ingrid J. Burton 02) Charles P. Carinalli 03) Kathleen M. Holmgren
04) Edward H. Kennedy 05) Rajendra Khanna 06) Edward B. Meyercord 07) John C. Shoemaker
For For 2. Advisory vote to approve our named executive officers’ compensation;1Year 3. Advisory vote on the frequency of holding future advisory votes to approve our named executive officers’ compensation; For
4. Ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2024; 5. Approve an amendment and restatement of the Extreme Networks, Inc. 2013 Equity Incentive plan to, among other things, add 5,000,000 shares of our common stock to those reserved for issuance under the plan; and For For 6. Approve the Company’s Restated Certificate of Incorporation to provide for officer exculpation.

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V22876-P98468